UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): August 26, 2005

Answerthink, Inc.

(Exact name of registrant as specified in its charter)

FLORIDA	0-24343	65-0750100
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

1001 Brickell Bay Drive, Suite 3000 Miami, Florida	33131
(Address of principal executive offices)	(Zip Code)

(305) 375-8005

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01. Changes in Registrant’s Certifying Accountant.

On August 26, 2005, Answerthink, Inc. (the “Company”) dismissed its current independent registered public accounting firm, PricewaterhouseCoopers LLP (“PwC”). On August 31, 2005, the Company engaged BDO Seidman, LLP (“BDO”) as the Company’s independent registered public accounting firm to audit the Company’s financial statements for its fiscal year ending December 30, 2005. The dismissal of PwC and the engagement of BDO were approved by the Audit Committee of the Board of Directors of the Company.

The reports of PwC on the consolidated financial statements of the Company for the fiscal years ended December 31, 2004 and January 2, 2004 did not contain any adverse opinion or disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principle. During the fiscal years ended December 31, 2004 and January 2, 2004 and through August 26, 2005, there were no disagreements with PwC on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which, if not resolved to PwC ’s satisfaction, would have caused PwC to make reference thereto in connection with its reports on the financial statements of the Company for such years; and for the same periods there were no reportable events as described in Item 304(a)(1)(v) of Regulation S-K.

The Company provided PwC with a copy of the foregoing disclosures and requested that PwC furnish the Company with a letter addressed to the SEC stating whether or not it agrees with the above statements. A copy of the letter from PwC to the Securities and Exchange Commission, dated August 29, 2005, is attached hereto as Exhibit 16.1.

During the Company’s two most recently completed fiscal years, and during the subsequent interim periods preceding the engagement of BDO, the Company did not consult with BDO regarding: (i) the application of accounting principles to a specified transaction, either completed or proposed, (ii) the type of audit opinion that might be rendered on the Company’s financial statements, and neither a written report was provided to the Company or oral advice was provided that BDO concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue; or (iii) any other matters or reportable events described in Item 304(a)(2)(ii) of Regulation S-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ANSWERTHINK, INC.

Date: August 31, 2005	By:	/s/ Grant Fitzwilliam
Grant Fitzwilliam
Executive Vice President and Chief Financial Officer

Exhibit Index

Exhibit No.	Description
16.1	Letter from PricewaterhouseCoopers LLP, dated August 29, 2005.